Exhibit 99.1 KANSAS CITY SOUTHERN Raymond James 41st Annual Institutional © KANSAS © KANSAS CITY SOUTHERN KCS Investors Conference

Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur. Words such as “projects,” “estimates,” “forecasts,” “believes,” “intends,” “expects,” “anticipates,” and similar expressions are intended to identify many of these forward-looking statements. Such forward-looking statements are based upon information currently available to management and management’s perception thereof as of the date hereof. Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; loss of the rail concession of KCS’ subsidiary, Kansas City Southern de México, S.A. de C.V.; the termination of, or failure to renew, agreements with customers, other railroads and third parties; access to capital; disruptions to KCS’ technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods; market and regulatory responses to climate change; legislative and regulatory developments and disputes; rail accidents or other incidents or accidents on KCS’ rail network or at KCS’ facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; fluctuation in prices or availability of key materials, in particular diesel fuel; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; unavailability of qualified personnel; labor difficulties, including strikes and work stoppages; acts of terrorism or risk of terrorist activities; war or risk of war; domestic and international economic, political and social conditions; the level of trade between the United States and Asia or Mexico; fluctuations in the peso-dollar exchange rate; increased demand and traffic congestion; the outcome of claims and litigation involving KCS or its subsidiaries; and other factors affecting the operation of the business. More detailed information about factors that could affect future events may be found in filings by KCS with the Securities and Exchange Commission, including KCS’ Annual Report on Form 10-K for the year ended 12/31/2019 (File No. 1-4717) and subsequent reports. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. KCS is not obligated to update any forward-looking statements to reflect future events or developments. All reconciliations to GAAP can be found on the KCS website, kcsouthern.com/investors. © KANSAS © KANSAS CITY SOUTHERN KCS 2

The KCS Network . Founded in 1887 . 6,700 route miles . Seamless cross-border network . Service to 12 Gulf ports and 1 Pacific Ocean port . Service to more than 140 transload centers and 11 intermodal ramps . 181 interchange points with other railroads, including all U.S. and Mexico Class I railroads © KANSAS © KANSAS CITY SOUTHERN KCS 3

Solid Investment Thesis Best-positioned growth story in the industry with unique U.S.-Mexico cross-border network and the most profitable rail franchise in Mexico Well-diversified customer base and commodity mix Excellent strategic positioning with multiple growth drivers Track record of strong financial and operating performance, with continued improvement driven by precision scheduled railroading Solid balance sheet with improving cash flow and return profile © KANSAS © KANSAS CITY SOUTHERN KCS 4

KCS has delivered steadily improving key financial metrics Revenues - 5% CAGR Carloads/Units – 2% CAGR (in millions) (in thousands) 2,866 2,714 2,306 2,274 2,270 2,291 2,577 2,583 2,217 2,419 2,165 2,167 2,369 2,334 2,112 2,239 2,098 2,014 1,815 1,859 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Adjusted Operating Ratio* Adjusted Diluted Earnings per Share* 9.6 Point Improvement 13% CAGR 6.90 72.8% 72.1% 5.97 69.9% 5.25 68.8% 4.82 4.49 4.48 67.1% 66.4% 3.98 64.9% 3.56 64.3% 64.3% 2.90 63.2% 2.25 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 © KANSAS © KANSAS CITY SOUTHERN KCS * All reconciliations to GAAP can be found on the KCS website in the Investors section. 5

Reiterating Guidance Outlook Volume Low-Single Digit Growth in 2020 Growth Revenue Mid-Single Digit Growth in 2020 Growth Operating Between 60% - 61% in 2020 Ratio† Below 60% in 2021 Earnings Mid-teens CAGR 2019 - 2021 per Share Capital ~17% of revenue 2020 - 2022 Expenditures © KANSAS © KANSAS CITY SOUTHERN All guidance assumes constant currency and fuel price; operating ratio and EPS are shown on an adjusted basis; KCS †Operating ratio guidance includes negative impact from loss of Mexican Fuel Excise Tax Credit 6

Easy Comparisons Benefiting QTD Volume and Revenue Performance QTD Volume & QTD Volume & Revenue Performance Revenue Performance* Excluding Impact of Lazaro Cardenas volumes* 10% 10% 9% 9% 8% 8% 8% 7% 7% 6% 6% 6% 6% 5% 5% 4% 4% 3% 3% 3% 2% 2% 1% 1% 0% 0% Volume Revenue Volume Revenue © KANSAS © KANSAS CITY SOUTHERN KCS *QTD Volume & Revenue performance as of February 28th, 2020. 7

KCS Exposure to Asian Supply Chain . Cancelled sailings from China to Lazaro Cardenas and U.S. West Coast ports . Intermodal segments impacted: – Lazaro Cardenas & U.S. International/Transcontinental Intermodal: ~40% of KCS’ 2019 intermodal volumes, which represent ~5% of total KCS revenues • ~40% of containers arriving in Lazaro are from China – Panama Canal Railway (PCRC): rolls into KCS equity earnings – Expect impact to volumes in March; impact beyond March depends on duration of factory outages & supply chain disruption . No direct impact to cross-border or U.S. domestic intermodal: ~60% of KCS’ 2019 intermodal volumes . Watching for downstream impact to automotive supply chain created by disruption to auto electronic parts supply chain . Recovery could create a mini-peak in the spring/summer (depending on duration of factory outages) © KANSAS © KANSAS CITY SOUTHERN KCS 8

PSR AT KCS © KANSAS © KANSAS CITY SOUTHERN KCS 9

PSR initiatives encompass all areas of the business

Pat Ottensmeyer
President & CEO

Jeff Songer
EVP & COO

- Implement service design changes
- Reduce active locomotive fleet
- Reduce locomotive failure rate
- Store/dispose of equipment & reduce cars online
- Improve labor productivity
- Improve fuel efficiency
- Optimize vendor contracts

Brian Hancock
EVP & CIO

- KPI's & service scorecard
- Service design, including train start rationalization and TSP compliance
- Automate PSR decision-making

Mike Upchurch
EVP & CFO

- Analyze initiatives and track progress
- Develop assessorial fee strategy
- Rationalize material inventory
- Rationalize capital investments

Sameh Fahmy
EVP of PSR

- Develop and drive PSR initiatives across the organization
- Consulted at CSX during PSR transition
- 23 years at CN, including executive team
- Worked with Hunter Harrison extensively at both PSR railroads

Mike Naatz
EVP & CMO

- Understand customer needs & challenges
- Work with customers to implement changes that optimize customer service
- Optimize pricing

© KANSAS CITY SOUTHERN

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PSR: Cross-Functional Success Mechanical Financial Planning & Analysis Walczak Vander Ark Yield Transportation Management Truitt, Eaton Austin Fuel Engineering Conservation Jones Roberts Sameh Fahmy EVP of PSR Service Car Utilization Design Tippins Daily © KANSAS © KANSAS CITY SOUTHERN KCS 11

Estimated Savings from PSR Initiatives ($ in millions) Total PSR Program Annualized OpEx Savings of $125M FY 2019 FY 2020 OpEx Category Primary Drivers Actual OpEx Incremental Savings OpEx Savings Compensation & Reduced headcount & crew $8 $15 Benefits costs Disposal of certain locomotives Depreciation and rail cars $5 $4 Train consolidation and Fuel efficiency/technology $19 $21 Equipment Lease returns & car cycle times $13 $17 Purchased Restructured contracts, and $13† Services and reduced repair expenses $4 Materials & Other Total $58 $61 © KANSAS © KANSAS CITY SOUTHERN †Includes a $5.1M benefit from a one-time settlement KCS 12

PSR Initiatives are Delivering Superior Dwell and Velocity Performance Indexed Velocity Performance Since Q418 First Week of October 2018 = 1.00 1.7 1.6 1.5 1.4 1.3 1.2 1.1 1 0.9 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 KCS Industry Excluding KCS Indexed Dwell Performance Since Q418 First Week of October 2018 = 1.00 1.15 1.10 1.05 Better 1.00 0.95 0.90 0.85 0.80 0.75 0.70 0.65 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 © KANSAS CITY SOUTHERN KCS KCS Industry Excluding KCS 13

REVENUE & YIELD MANAGEMENT Key Initiatives: – Capitalize on improved service to grow our business – Incentivizing customers to optimize train length and car cycles © KANSAS © KANSAS CITY SOUTHERN KCS 14

Case Studies: Service Begets Growth Intermodal train velocity improvement supporting franchise cross-border intermodal volume growth 18 24,000 17 23,000 16 22,000 15 21,000 Volume Velocity(mph) 14 20,000 13 19,000 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Intermodal Train Velocity Franchise Cross-Border Intermodal Volume (6 Month Moving Average) Cross-border grain shuttle cycle times supporting growth in grain volumes and better equipment utilization 28 12,500 27 12,400 26 12,300 24 23 12,200 22 Volume 12,100 Cycle Cycle Days 21 12,000 19 18 11,900 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 © KANSAS © KANSAS CITY SOUTHERN Cross-Border Grain Shuttle Cycle Days Grain Volume (6 Month Moving Average) KCS 15

COMPENSATION & BENEFITS Key Initiatives: – Consolidate trains – Reduce fleet size – Modernize Mexican labor work rules – Improve velocity – Reduce overtime, recrews and deadheads © KANSAS © KANSAS CITY SOUTHERN KCS 16

Returning to Carload Growth Ahead of Headcount Year over Year Change in Carloads and Headcount* 8% 6% 4% 2% 0% -2% -4% 2020 Headcount* -6% Down 3% -8% Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Carloads Headcount* © KANSAS © KANSAS CITY SOUTHERN KCS *Headcount excludes 91 heads from insourcing initiatives 17

Multiple Opportunities for Comp & Ben Savings in the U.S. and Mexico . Continue to modernize Mexico work rules – Service, operational & safety requirements should dictate crew size . Reducing crew costs through service adjustments . PSR driving lower recrews and overtime costs . Early 2020 transportation results from PSR initiatives are promising: – January carloads up 8% with 2% fewer crew starts, driving carloads per crew start up by 10% – January recrews fell by 57% – February Mid-Month T&E headcount down by 2% – January 2020 overtime rate down to 11% from 15% in 2019 © KANSAS © KANSAS CITY SOUTHERN KCS 18

WHITE-BOARDING & NETWORK DESIGN – Phase I rolled out November 2019 – Phase II rolled out December 2019 – Phase III to be rolled out in March 2020 – Focus on international bridge and yard optimization in 2020 © KANSAS © KANSAS CITY SOUTHERN KCS 19

White-Boarding is Improving Velocity Through Key Terminals in Mexico Through Terminal Gross Velocity 14 White Boarding Phases I & II Rolled Out 12 10 8 6 4 Gross Velocity in Miles per Hour per Milesin Velocity Gross 2 0 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Saltillo Escobedo © KANSAS © KANSAS CITY SOUTHERN KCS 20

White-Boarding Initiatives Leading to Gains in Velocity, Elimination of a Crew Change Point at Leal © KANSAS © KANSAS CITY SOUTHERN KCS 21

MECHANICAL Key Initiatives – Reduce fleet size – Improve locomotive reliability – Restructure contracts – Right-size mechanical operations © KANSAS © KANSAS CITY SOUTHERN KCS 22

Mechanical Initiatives are Driving Results Average Daily Bad Order Count Mechanical Headcount* 29% Down 866 12% Down 289 856 267 241 784 769 766 190 190 Q418 Q119 Q219 Q319 Q419 Q418 Q119 Q219 Q319 Q419 Road Locomotive Failures** Active Locomotive Fleet 4.6 54% Down 1,046 16% Down 4.0 3.1 3.2 929 922 903 879 2.1 Q418 Q119 Q219 Q319 Q419 Q418 Q119 Q219 Q319 Q419 © KANSAS © KANSAS CITY SOUTHERN *Mechanical headcount excludes insourced heads 23 KCS **Locomotive failures represents average number of failures per locomotive per year

FUEL MANAGEMENT Key Initiatives – Increase train length – Implementation of new technologies (TO, Smart HPT, AESS, etc.) – Improve crew compliance with new technologies – Cross-border fueling strategies © KANSAS © KANSAS CITY SOUTHERN KCS 24

PSR and Fuel Conservation Initiatives are Improving our Fuel Efficiency As measured in Gallons Burned per 1,000 GTM’s 1.41 1.40 2020 Full Year Goal: 1.24 1.38 1.38 1.36 1.36 1.35 1.34 1.34 Better 1.31 1.29 1.30 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 © KANSAS © KANSAS CITY SOUTHERN KCS 25

Technology Plays a Critical Role in Fuel Conservation Initiatives Gallons Saved from Fuel Conservation Initiatives Gallons Saved per Quarter Up 143% Since Q117 3.5M 4 3.4M 3.2M 3 3 2.2M 2.3M 2.2M 2.1M 2 1.9M 1.9M 1.9M 1.7M 2 1.4M Gallons of Fuel Conserved (in millions)(in Conserved Fuel of Gallons 1 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 © KANSAS © KANSAS CITY SOUTHERN 26 KCS Savings calculated based on internal measurements and estimates

Case Study: Increased Train Tonnage Driving Improved Fuel Efficiency on Lazaro Trains Morelia to Lazaro Cardenas – Pre-PSR 16,000 2.80 14,000 Average Fuel 12,000 Efficiency Of 1.43 2.30 10,000 8,000 1.80 6,000 4,000 1.30 TrainTonnage (Bars) Fuel Fuel Efficiency(Dots) 2,000 0 0.80 Intermodal Manifest Chemical Morelia to Lazaro Cardenas – Post PSR 16,000 2.80 14,000 Average Fuel 12,000 Efficiency Of 1.28, 2.30 10,000 11% better than 2018 8,000 1.80 6,000 4,000 1.30 TrainTonnage (Bars) Fuel Fuel Efficiency(Dots) 2,000 0 0.80 Mixed Intermodal & Manifest Chemical © KANSAS © KANSAS CITY SOUTHERN 27 Pre PSR data isK AugustCS and September 2018; Post PSR data is August and September 2019

CAR UTILIZATION Key Initiatives – Improve foreign car cycle times – Incentivize customers to turn equipment faster – Optimize fleet size © KANSAS © KANSAS CITY SOUTHERN KCS 28

Improved Velocity Driving Reduction to Foreign Cars Online & Lower Equipment Cost Total Equipment Expense Down 14% in 2019 51,000 Foreign Car Equipment 49,000 Cycle Times Expense 47,000 2018 8.9 Days $126.1 2019 7.9 Days $108.6 45,000 Better 43,000 41,000 Foreign Cars Online 39,000 37,000 35,000 Jul-17 Jul-18 Jul-19 Jun-17 Jun-18 Jun-19 Apr-17 Apr-18 Apr-19 Jan-17 Jan-18 Jan-19 Feb-17 Feb-18 Feb-19 Sep-17 Sep-18 Sep-19 Oct-17 Oct-18 Oct-19 Mar-17 Mar-18 Mar-19 Nov-17 Nov-18 Nov-19 Aug-17 Aug-18 Aug-19 Dec-17 Dec-18 Dec-19 May-17 May-18 May-19 Foreign Cars Online © KANSAS © KANSAS CITY SOUTHERN KCS 29

Thank You! www.KCSouthern.com © KANSAS © KANSAS CITY SOUTHERN KCS 30